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                                                             Exhibit 99.906 CERT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

     In connection with the Semi-annual Report on Form N-CSR of Sun Capital Advisers Trust (the "Company") for the period ended June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, James M. A. Anderson, Chief Executive Officer of the Company, and James F. Alban, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:   August 30, 2005            /s/ JAMES M.A. ANDERSON
                         -------------------------------------------------------
                         James M.A. Anderson, President
                         (Principal Executive Officer)


Dated:   August 30, 2005            /s/ JAMES F. ALBAN
                         -------------------------------------------------------
                         James F. Alban, Treasurer
                         (Principal Financial Officer)


A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE REGISTRANT AND WILL BE RETAINED BY THE REGISTRANT AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.